EXHIBIT  23.1
                            CONSENT



              [KPMG Peat Marwick LLP Letterhead]



                 Independent Auditor's Consent




The Board of Directors
Umpqua Holdings Corporation
Roseburg, Oregon:


We consent to the use of our report incorporated herein by reference.


                                    /s/  KPMG Peat Marwick LLP


Portland, Oregon
April 23, 1999

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